PROSPECTUS                                                           May 1, 2005

APPLETON FUNDS
221 East Fourth Street, Suite 300 o Cincinnati, Ohio 45202 o 877-71-APPLE

APPLETON EQUITY GROWTH FUND
================================================================================

      The Appleton Equity Growth Fund (the "Fund"), a separate series of The Appleton Funds (the "Trust"), seeks long-term growth of capital by investing primarily in common stocks.

      Appleton Partners, Inc. (the "Adviser"), 45 Milk Street, Eighth Floor, Boston, Massachusetts 02109, manages the Fund's investments.

      This Prospectus includes important information about the Fund that you should know before investing. You should read the Prospectus and keep it for future reference.

TABLE OF CONTENTS

EXPENSE INFORMATION..........................................................5
HOW TO PURCHASE SHARES.......................................................6
SHAREHOLDER SERVICES.........................................................8
HOW TO REDEEM SHARES.........................................................8
MARKET TIMING POLICY........................................................10
DIVIDENDS AND DISTRIBUTIONS.................................................10
TAXES.......................................................................11
OPERATION OF THE FUND.......................................................11
DISTRIBUTION PLAN...........................................................13
THE DISTRIBUTOR.............................................................13
CALCULATION OF SHARE PRICE..................................................13
FINANCIAL HIGHLIGHTS........................................................14

The Securities and Exchange Commission has not approved nor disapproved these securities, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

What is the Fund's investment objective?

      The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks.

      The Board of Trustees may change the Fund's investment objective without shareholder approval, but only after shareholders have been notified and after this Prospectus has been revised accordingly. Unless otherwise indicated, all investment practices, strategies and limitations of the Fund are nonfundamental policies that the Board of Trustees may change without shareholder approval.

What are the Fund's principal investment strategies?

      Under normal circumstances, at least 80% of the Fund's assets will be invested in common stocks. These securities may be from large-cap, mid-cap or small-cap companies. Shareholders will be provided with at least 60 days' prior written notice of any change to this policy. By combining macro-economic and micro-economic factors, the Fund seeks the best-positioned companies within the fastest growing industries. In pursuing the Fund's investment objective, the Adviser first employs top-down analysis to select specific industry groups demonstrating growth potential. A bottom-up approach is then used to select particular companies within the industry groups.

      The Adviser believes that as the world becomes more complex, it is no longer possible to invest by focusing solely on an individual company. The top down, macro-economic environment within and around a company's operations must be assessed and understood. Recognizing this reality, and the dynamism of both the U.S. and the global economy, the Adviser asks a number of evolving questions:

o What global causes (war, recession, technology revolution) could alter the projected profit outlook?

o What are the demographic trends, not only in the U.S. but abroad, and what will their impact be on the economy in the coming years?

o What public policy issues, whether political, monetary or regulatory, could impact industry growth?

These basic questions allow the Adviser to develop a focus list of industries that it believes will sustain high profit growth given the current and future economic, financial and political scenarios.

      Once industry sectors have been identified, the Adviser's research process continues with bottom up or micro-economic analysis, to find individual stocks that can be placed on the buy list. The Adviser believes there are certain characteristics that are generally found in growing companies, characteristics that may be unique, but if not unique at least give their owners a competitive edge. The Adviser begins by reviewing revenue growth, market share and price control, not only for individual companies, but their competitors. The Adviser considers such factors as a company's management team, new products and overall financial outlook. This intensive fundamental research narrows the potential portfolio down to a manageable list of 50-70 candidates. Thus, by combining top down and bottom up research, the Adviser will maintain a portfolio of 25-35 stocks that it believes are the best companies within the fastest growing industries.

      When the Adviser believes substantial price risks exist for common stocks because of uncertainties in the investment outlook or, when in the Adviser's judgment, it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold, for defensive purposes, all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government or agency obligations having a maturity of less than one year, or repurchase agreements. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund takes such a temporary defensive position, it may not pursue or achieve its investment objective.

What are the principal risks of investing in the Fund?

      The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and securities convertible into common stocks are subject to market risks, such as rapid increase or decrease in a stock's value or liquidity, and fluctuations due to a company's earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

      Different investment styles, such as growth and value investing, may shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that have a different investment style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. In addition, securities of small-cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large-cap companies.

      An investment in the Fund is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund's average annual returns from year to year, together with the best and worst quarters. The accompanying table shows the Fund's average annual total returns for periods ended December 31, 2003 December 31, 2004 and compares the returns to those of a broad-based securities market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

 2001     2002     2003    2004
 ----     ----     ----    ----
-24.40%  -31.75%  24.03%   7.04%

During the period shown in the bar chart, the highest return for a quarter was 15.24% during the quarter ended December 31, 2001, and the lowest return for a quarter was -21.53% during the quarter ended September 30, 2001.

Average Annual Total Returns for Periods Ended December 31, 2004

                                                                      Since Inception
                                                         One Year   (December 31, 2000)
                                                         --------   -------------------
Appleton Equity Growth Fund Return Before Taxes           7.04%           -9.02%
Appleton Equity Growth Fund Return After Taxes
  on Distributions ("pre-liquidation")(1)                 6.99%           -9.03%
Appleton Equity Growth Fund Return After Taxes
  on Distributions and Sale of Fund Shares
  ("post-liquidation")(2)                                 4.64%           -7.49%
S&P 500 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                  10.88%           -0.52%
Russell 1000 Growth Index (reflects no deduction for
  fees, expenses or taxes)(4)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA").

(2) In certain cases, the Fund's "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than its other returns. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.

(3) The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large and medium-sized companies and is often used to indicate the performance of the overall stock market.

(4) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

EXPENSE INFORMATION

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment). You will be charged $9.00 for each wire redemption.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees.......................................................  1.00%
Distribution (12b-1) Fees.............................................   .25%
Other Expenses........................................................  2.41%
Total Annual Fund Operating Expenses..................................  3.66%
                                                                        ----
Fee Waiver and Expense Reimbursement .................................  2.16%
Net Expenses..........................................................  1.50%(1)
                                                                        ====

(1) Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund other than brokerage commissions, extraordinary items, interest and taxes to the extent "Annual Fund Operating Expenses" exceed 1.50% of the Fund's average daily net assets (the "Expense Limitation Agreement"). The Adviser has agreed to maintain these expense limitations with regard to the Fund through December 31, 2005.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 Year             3 Years             5 Years             10 Years
       ------             -------             -------             --------
        $151                $903              $1,675               $3,697

Where Can I Find Information About the Fund's Portfolio Holdings Disclosure Policies?

A description of the Fund's policies and procedures for disclosing portfolio securities to any person is available in the Statement of Additional Information ("SAI").

HOW TO PURCHASE SHARES

      Your initial investment in the Fund ordinarily must be at least $1,000 ($500 for tax-deferred retirement plans). The Fund will accept accounts with less than the stated minimum from employees of the Adviser and its affiliates and may, in the Adviser's sole discretion, accept certain other accounts with less than the stated minimum initial investment.

      Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern time on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

      Shares of the Portfolio are sold on a continuous basis at the NAV next determined after receipt of a purchase order by the Trust. Direct purchase orders received by the Transfer Agent prior to the close of regular trading on the NYSE on any Business Day, are priced according to applicable net asset value determined on that date. Purchase orders received after the close of regular trading on the NYSE are generally priced as of the time the net asset value is next determined. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to receive, or designate intermediaries to receive purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary receives it. Dealers or other agents may charge you a fee for effecting transactions. Contact your broker to determine whether it has an established relationship with the Distributor.

      Initial Investments by Mail. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to The Appleton Equity Growth Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Appleton Equity Growth Fund." An account application is included in this Prospectus. Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars. Third party checks will not be accepted.

      The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust reserves the right to limit the amount of investments and to refuse to sell to any person.

      You should be aware that the Fund's account application contains provisions in favor of the Trust, the Distributor, the Transfer Agent, and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

      If your order to purchase shares is canceled because your check does not clear, a fee may be imposed and you will be responsible for any resulting losses or fees incurred by the Trust, the Distributor or the Transfer Agent in the transaction.

      Processing Organizations. You may also purchase shares of the Fund through a "processing organization" (e.g., a mutual fund supermarket), which is a broker-dealer, bank or other financial institution that purchases shares for its customers. The Trust has authorized certain processing organizations to receive purchase and sales orders on the Trust's behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.

      When shares are purchased this way, there may be various differences. The processing organization may:

o     Charge a fee for its services;

o     Act as the shareholder of record of the shares;

o     Set different minimum initial and additional investment requirements;

o     Impose other charges and restrictions; or

o Designate intermediaries to accept purchase and sales orders on the Fund's behalf.

      The Trust considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

      Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and the Trust. Certain processing organizations may receive compensation from the Trust, the Adviser or their affiliates.

      Initial Investments by Wire. You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free 1-877-71-APPLE) for instructions. The Fund requires a completed, signed account application in order to complete your investment..

      Your investment will be made at the NAV next determined after your wire is received together with either telephoned, faxed, or mailed instructions or with the completed, signed account application as indicated above. If the Trust does not receive timely and complete account information there may be a delay in the investment of your money and any accrual of dividends. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.

      Additional Investments. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to the Appleton Equity Growth Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks must be made payable to the "Appleton Equity Growth Fund," be drawn on a U.S. bank and be payable in U.S. dollars. Third party checks will not be accepted. Bank wires should be sent as instructed by the Transfer Agent. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is presently no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement without prior notice.

SHAREHOLDER SERVICES

      Contact the Transfer Agent (Nationwide call toll-free 1-877-71-APPLE) for additional information about the shareholder services described below.

      Automatic Withdrawal Plan

      If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly, quarterly or annual payments in a specified amount of not less than $100 each. There is no charge for this service.

      Tax-Deferred Retirement Plans.

      The Fund offers a Traditional IRA and a Roth IRA for individuals and their non-employed spouses. A Traditional IRA can be used for both deductible and non-deductible contributions, SEP IRA contributions, IRA transfers and rollovers from other IRAs or rollovers from employer sponsored qualified plan distributions. For more information, please call toll-free 877-71-APPLE or write to the Transfer Agent to obtain the Fund's IRA application, custodial agreements and disclosure statements.

      Direct Deposit Plans

      Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

      Automatic Investment Plan

      You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account on either the 15th or the last business day of the month. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund.

HOW TO REDEEM SHARES

      You may redeem shares of the Fund each day that the Trust is open for business. You will receive the NAV per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within 3 business days after tender in such form, provided that payment for redemption of shares purchased by check will be effected only after the check has been collected, which may take up to 15 days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire. At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

      By Mail. You may redeem shares of the Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records.

      Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States. If your instructions request a redemption by wire, the Fund's Transfer Agent will charge you a wire fee. The Trust reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. Your shares may be deposited without a charge directly into your bank account through an ACH transaction. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account. If the address where the redemption is to be mailed is other than the existing address of record a Medallion Signature Guarantee is required.

      Through Broker-Dealers. You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may charge you a fee for this service. You will receive the NAV per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

      Additional Redemption Information. The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

      Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. We accept original signature guarantees from domestic banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations participating in a Medallion program.

Some of the circumstances that require an original Medallion Signature Guarantee are as follows:

      o     Redemption proceeds that have a value of $100,000 or more

      o     Proceeds that are not being paid to the owner of record

      o Proceeds that are being sent to an address other than the address of record

      o Proceeds to be paid by check to an address of record that has been changed within 30 days

      o Proceeds are being wired or sent through ACH when the bank instructions have been added to the account within the previous 30 days

      o Proceeds or shares are being transferred between accounts with different account registrations

      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines, in its sole discretion, that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

MARKET TIMING POLICY

      Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and the Fund's Board of Trustees has adopted the following policies and procedures with respect to market timing. The Fund will monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or refuse to process purchases in the shareholder's accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders.

      Generally, a shareholder may be considered a market timer if they have (i) requested a redemption out of the Appleton Funds within 2 weeks of an earlier purchase of the Fund, or (ii) made more than 3 purchases and redemptions within a rolling 30 day period. If a shareholder exceeds these limits the Fund may refuse to process purchases by the shareholder. The Fund's excessive trading policies do not apply to systematic purchases and redemptions.

      Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers in which transactions are placed. If the Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. However, some omnibus accounts submit daily aggregate purchase and redemption orders reflecting the trade orders of multiple unidentified investors. In these situations, the Fund cannot monitor trading activity by individual shareholders who may be engaged in market timing.

      The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

DIVIDENDS AND DISTRIBUTIONS

      The Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

      Distributions can be paid in cash, reinvested in additional shares, or a combination of both cash payment and reinvestment.

      You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the NAV in effect on the payable date.

      If you select payment in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 6 months, your dividends may be reinvested in your account at the then-current NAV and the distribution option on your account will be converted to have all distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

      The Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any realized capital gains for each year of its operation to its shareholders. Distributions of net investment income and net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

      Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss. Due to the investment strategies used by the Fund, distributions are generally expected to consist of net capital gains; however, the nature of the Fund's distributions could vary in any given year.

      The Fund will mail a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund's distributions may be subject to federal income tax whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

      A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

OPERATION OF THE FUND

      The Fund is a diversified series of the Trust, an open-end management investment company organized as an Ohio business trust on October 31, 2000. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

      The Trust retains Appleton Partners, Inc. (the "Adviser"), 45 Milk Street, Eighth Floor, Boston, Massachusetts 02109, to manage the Fund's investments. Established in 1986, Appleton Partners, in addition to managing private accounts of individuals, also invests for corporations, foundations and pension and profit-sharing plans. During the fiscal year ended December 31, 2004, the Fund paid the Adviser a fee of 1.00% of its average daily net assets.

      Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund other than brokerage commission, extraordinary items, interest and taxes to the extent annual Fund operating expenses exceed 1.50% of the Fund's average daily net assets. The Adviser has agreed to maintain these expense limitations with regard to the Fund through December 31, 2005. During the year ended December 31, 2004 , the Adviser waived $61,168 of advisory fees and reimbursed the Fund for $70,725 of other operating expenses.

      James I. Ladge, CFA, is a Senior Vice President of the Adviser and is primarily responsible for managing the Fund's portfolio. Mr. Ladge has been Director of Research and a Portfolio Manager for equity and fixed-income clients since 1998. He previously served as a Research Analyst for the Adviser beginning in 1993. Prior to that, he worked at State Street Bank and Trust Company. Mr. Ladge was awarded a B.A. from Syracuse University and his M.B.A. from Boston University. He received his Chartered Financial Analyst (CFA) designation in 1995. Mr. Ladge has managed the Fund since its inception.

      Jonathan Noonan is a Senior Vice President, Chief Investment Strategist of the Adviser and the secondary manager of the Fund's portfolio. Mr. Noonan joined the Adviser in 1998 and prior to his current position served as a Supervisor of Equity Analysts and an Economist. His experience during this time includes portfolio management, selection of equities, and most recently investment strategy. Mr. Noonan has served as secondary manager of the Fund since 2004.

      Additional information related to each portfolio manager's compensation, ownership percentages, and other accounts managed may be found in the Statement of Additional Information.

DISTRIBUTION PLAN

      Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a plan of distribution (the "Plan"), under which the Fund may directly incur or reimburse the Adviser or the Distributor for certain distribution-related expenses, including:

o payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of such shares;

o expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent;

o expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising;

o expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund;

o expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and

o     any other expenses related to the distribution of the Fund's shares.

      The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THE DISTRIBUTOR

      IFS Fund Distributors, Inc. (the "Distributor") is the Trust's principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the Fund's shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

CALCULATION OF SHARE PRICE

      On each day that the Trust is open for business, the Fund's share price ("NAV") is determined as of the close of the regular session of trading on the Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its NAV might be materially affected. The NAV per share of the Fund is calculated, generally using market prices, by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

      Portfolio securities traded on stock exchanges are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If market quotations are not readily available or if available market quotations are not reliable, securities are valued at their fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust. The Fund may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's calculation of NAV but after the close of the primary markets on which the security is traded. The Fund may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Fund's calculation of NAV. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

      The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand the Fund's financial performance during its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2004, 2003 and 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request. Information for the prior period was audited by other independent auditors.

                                                     Year ended           Year ended            Year ended             Year ended
                                                    December 31,         December 31,          December 31,           December 31,
                                                        2004                 2003                 2002                   2001(a)
Net asset value at beginning of year                $        6.40        $        5.16        $        7.56          $       10.00
                                                    -------------        -------------        -------------          -------------

Income (loss) from investment operations:
     Net investment income (loss)                            0.02                (0.01)               (0.03)                 (0.03)
     Net realized and unrealized gains
        (losses) on investments                              0.43                 1.25                (2.37)                 (2.41)
                                                    -------------        -------------        -------------          -------------
Total from investment operations                             0.45                 1.24                (2.40)                 (2.44)
                                                    -------------        -------------        -------------          -------------

Less distributions:
     Dividends from net investment income                   (0.02)                  --                   --                     --
                                                    -------------        -------------        -------------          -------------
Net asset value at end of year                      $        6.83        $        6.40        $        5.16          $        7.56
                                                    =============        =============        =============          =============

Total return                                                 7.04%               24.03%              (31.75%)               (24.40%)
                                                    =============        =============        =============          =============

Net assets at end of year                           $   6,625,594        $   5,544,031        $   4,099,021          $   4,781,914
                                                    =============        =============        =============          =============

Ratio of expenses to average net assets                      1.50%                1.50%                1.50%                  1.50%

Ratio of net investment income (loss) to
     Average net assets                                      0.33%               (0.22%)              (0.56%)                (0.47%)

Portfolio turnover rate                                        40%                  58%                  56%                    34%

(a)   The Fund commenced operations on December 31, 2000.

APPLETON FUNDS
45 Milk Street, Eighth Floor
Boston, Massachusetts 02109

Board of Trustees
Jack W. Aber
Douglas C. Chamberlain
John M. Cornish
Grady B. Hedgespeth
James I. Ladge

Investment Adviser
APPLETON PARTNERS, INC.
45 Milk Street, Eighth Floor
Boston, Massachusetts 02109

Distributor
IFS FUND DISTRIBUTORS, INC.
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, OH 45202

Legal Counsel
MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO, P.C.
One Financial Center
Boston, Massachusetts 02111

Transfer Agent
INTEGRATED FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Shareholder Services
Nationwide: (Toll-Free) 1-877-71-APPLE

      Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is hereby incorporated by reference in its entirety and is legally a part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. The Fund's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

      To obtain a free copy of the SAI, or other information about the Fund, or to make inquiries about the Fund, please call 1-877-71-APPLE.

      The Fund's SAI, annual and semi-annual reports to shareholders are also available, free of charge, on the Fund's internet site at www.appletonfunds.com
..

      Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http:/www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

File No. 811-10201

                               THE APPLETON FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2005

                           Appleton Equity Growth Fund

                               The Appleton Funds
                          45 Milk Street, Eighth Floor
                           Boston, Massachusetts 02109

THE TRUST..................................................................2
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..............................2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS....................7
INVESTMENT LIMITATIONS....................................................10
TRUSTEES AND OFFICERS.....................................................12
THE INVESTMENT ADVISER....................................................14
PORTFOLIO MANAGERS COMPENSATION...........................................16
PORTFOLIO MANAGER HOLDINGS................................................16
OTHER PORTFOLIO MANAGER INFORMATION.......................................16
PROXY VOTING GUIDELINES...................................................17
THE DISTRIBUTOR...........................................................19
DISTRIBUTION PLAN.........................................................19
SECURITIES TRANSACTIONS...................................................20
PORTFOLIO TURNOVER........................................................21
DISCLOSURE OF PORTFOLIO HOLDINGS..........................................22
CALCULATION OF SHARE PRICE................................................22
TAXES.....................................................................23
REDEMPTION IN KIND........................................................24
HISTORICAL PERFORMANCE INFORMATION........................................24
PRINCIPAL SECURITY HOLDERS................................................27
CUSTODIAN.................................................................28
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................28
INTEGRATED FUND SERVICES, INC.............................................28
ANNUAL REPORT.............................................................29

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The Appleton Funds (the "Trust") dated May 1, 2005. A copy of the Trust's Prospectus can be obtained by writing the Trust at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 or by calling the Trust nationwide toll-free 1-877-71-APPLE.

THE TRUST

      The Trust was organized as an Ohio business trust on October 31, 2000. The Trust currently offers one series of shares to investors: the Appleton Equity Growth Fund (the "Fund"). The Fund is an open-end diversified management investment company.

      Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his or her express consent.

      Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding not less than 10% of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

      A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Risk/Return Summary") appears below:

      Majority. As used in the Prospectus and this Statement of Additional Information, and as provided under the 1940 Act, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

      Small Capitalization Companies. The Fund may, from time to time, invest a portion of its assets in small, unseasoned companies. A small capitalization company has a market capitalization of $1 billion or less at the time of the Fund's investment. In the Adviser's opinion, the small cap market may, at times, offer more opportunity for above-average growth and entrepreneurial impact. Also, small cap companies are often acquisition targets for larger companies.

      While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter on a regional exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. The securities of smaller companies may, therefore, be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

      U.S. Government Obligations. If the Adviser believes that market indicators point to lower interest rates, the Fund may invest up to 35% of its total assets in U.S. Government obligations or other fixed-income securities of any maturity. When investing in fixed income securities, the Adviser will select primarily "investment grade" securities rated at least Baa by Moody's or BBB by S&P or, if not rated, of equivalent quality in the Adviser's opinion. Fixed income securities are acquired primarily for their income return and secondarily for capital appreciation.

      U.S. Government obligations include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities that have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. Other U.S. Government Obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Fund are not guaranteed or backed by the United States Government.

      Repurchase Agreements. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

      Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

      For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

      Loans of Portfolio Securities. The Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. It is the present intention of the Fund, which may be changed without shareholder approval, that loans of portfolio securities will not be made if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets. Securities lending will afford the Fund the opportunity to earn additional income because the Fund will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights. The Fund may pay reasonable fees in connection with arranging such loans.

      Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      Bank Debt Instruments. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

      Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by S&P or Aa or better by Moody's. Certain notes may have floating or variable rates. The Fund will not invest in variable and floating rate notes with a demand notice period exceeding seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities, unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid.

      The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

      Foreign Securities. Subject to the Fund's investment policies and quality and maturity standards, the Fund may invest from time to time in the securities (payable in U.S. dollars) of foreign issuers through the purchase of American Depository Receipts (certificates of ownership issued by a United States bank or trust company as a convenience to investors in lieu of the underlying shares which such bank or trust company holds in custody) or other securities of foreign issuers that are publicly traded in the United States. Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers.

      Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

      Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

      Borrowing and Pledging. The Fund may borrow money from banks provided that, immediately after any such borrowing, there is asset coverage of 300% for all borrowings of the Fund. The Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to limit its borrowings during the coming year to 5% of its total assets and to borrow only for emergency or extraordinary purposes and not for leverage.

      Preferred Stocks and Securities Convertible Into Common Stocks. The Fund may also invest in preferred stocks or securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants) which are rated at the time of purchase in the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or unrated securities the Adviser determines to be of comparable quality. After the Fund purchases a security, that security may cease to be rated or its rating may be reduced; the Adviser will consider such an event to be relevant in its determination of whether the Fund should continue to hold that security.

      Additional Information on Fixed-Income Securities. Preferred stocks and bonds rated Baa or BBB have speculative characteristics such that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest, or to pay the preferred stock obligations, than is the case with higher grade securities.

      Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

      The ratings of Moody's and S&P for corporate bonds and convertible debt in which the Fund may invest are as follows:

      Moody's Investors Service, Inc.

      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Standard & Poor's Ratings Group

      AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB and B - Bonds rated BB or B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      The ratings of Moody's and S& P for preferred stocks in which the Fund may invest are as follows:

      Moody's Investors Service, Inc.

      aaa - An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa - An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

      a - An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa - An issue rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba - An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b - An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      Standard & Poor's Ratings Group

      AAA - This is the highest rating that may be assigned by S& P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

      BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

      BB and B - Preferred stock rated BB and B are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

INVESTMENT LIMITATIONS

      The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

      Under these fundamental limitations, the Fund may not:

(1) Issue senior securities, pledge its assets or borrow money, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(4) Make short sales of securities or maintain a short position, or write, purchase or sell puts, calls or combinations thereof, except as stated in the Prospectus or this Statement of Additional Information or except short sales "against the box";

(5) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(6) Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

(7) Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities the United States Government, its agencies or instrumentalities);

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those that are not readily marketable) which own or deal in such things;

(10) Purchase or sell interests in real estate or real estate limited partnerships (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(11)  Invest more than 15% of its net assets in illiquid securities;

(12) Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer; or

(13) Invest in securities of other investment companies, other than to the extent permitted by Section 12(d) of the 1940 Act.

      With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

      The Trust does not intend to pledge, mortgage or hypothecate the assets of the Fund. The Fund does not intend to make short sales of securities "against the box" in the coming year as described in investment limitation 4. The statements of intention in this paragraph reflect nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

      Other current investment policies of the Fund, which are not fundamental and which may be changed by action of the Board of Trustees without shareholder approval, are as follows:

      80% Investment Policy. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

TRUSTEES AND OFFICERS

      The names, ages, addresses, present position(s) with the Fund, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund's Trustees and officers are set forth in the table below. The Board of Trustees is responsible for managing the business affairs of the Fund.

                                                                                                Number of       Other
                                                                                                Portfolios in   Directorships
                            Current Position(s) with Trust,                                     Fund Complex    Held by Trustee
                            Length of Time Served and       Principal Occupation(s)             Overseen by     Outside the Fund
Name/Address/Age            Term of Office                  During Last 5 yrs                   Trustee         Complex
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*:

James I. Ladge              President and Treasurer,        Senior Vice President,                     1        N/A
45 Milk Street, 8th Floor   Trustee December 2000           Appleton Partners, Inc.
Boston, MA 02109            - Present Until resignation     (1993 - Present)
Age: 36                     or a successor is elected

Douglas C. Chamberlain      Trustee                         President, Appleton                        1        Director, Cambridge
45 Milk Street, 8th Floor   December 2000 - Present         Partners, Inc. (1998 - Present)                     Appleton Trust, N.A.
Boston, MA 02109            Until resignation or a
Age: 57                     successor is elected

DISINTERESTED TRUSTEES:

Jack W. Aber+               Trustee                         Professor, Boston University               1        Director, Managers
c/o Appleton Partners       December 2000 - Present         (1972 - Present)                                    Fund, Managers AMG
45 Milk Street, 8th Floor   Until resignation or a                                                              Funds and Third
Boston, MA 02109            successor is elected                                                                Avenue Funds
Age: 67

John M. Cornish, Esq.+      Trustee                         Partner, Choate, Hall & Stewart            1        Director, Thompson
c/o Appleton Partners       December 2000 - Present         (1985 - Present)                                    Steel Company
45 Milk Street, 8th Floor   Until resignation or a
Boston, MA 02109            successor is elected
Age: 57

Grady B. Hedgespeth+        Trustee                         President, ICA Group, a non-               1        N/A
c/o Appleton Partners       December 2000 - Present         profit consulting firm (March
45 Milk Street, 8th Floor   Until resignation or a          2002 - 2004); Chief Investment
Boston, MA 02109            successor is elected            Officer, New Markets Equity
Age: 49                                                     Fund (March 2000 - November
                                                            2001); President, Fleet Development
                                                            Ventures, an investment
                                                            company, (1996-
                                                            2000); Senior Vice President,
                                                            CFO, SeedCo (2004-Present)
OFFICERS:

Michele D. Hubley           Secretary and                   Vice President and Chief                  N/A       N/A
45 Milk Street, 8th Floor   Chief Compliance Officer        Compliance Officer of
Boston, MA 02109            (December 2004 - Present)       Appleton Partners, Inc.
Age: 47                                                     (1995 - Present)

* All Interested Trustees are such because of their interest in the investment adviser, as defined in the 1940 Act.

+ Member of Audit Committee and Nominating Committee. The Audit Committee and the Nominating Committee are the only standing committees of the Board of Trustees. The Audit Committee's function is to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and to act as a liaison between the Trust's independent registered accounting firm and the full Board of Trustees. The Audit Committee held two regularly scheduled meetings during the fiscal year ended December 31, 2004. The Nominating Committee is responsible for selecting candidates to serve on the Board and its standing committees. The Nominating Committee does not consider nominees recommended by shareholders. The Nominating Committee did not hold any meetings during the fiscal year ended December 31, 2004.

Compensation of Trustees

      The following table sets forth information regarding compensation of the Trustees by the Trust for the fiscal year ended December 31, 2004. Trustees who are interested persons of the Trust do not receive any compensation from the Trust. Each of the other Trustees is paid an annual retainer of $2,000, a fee of $1,000 for each board meeting attended ($500 if by telephone) and $500 for each Audit Committee meeting, and is reimbursed for the expenses of attendance of such meetings.

                               COMPENSATION TABLE
                      Fiscal Year Ended December 31, 20034

                                                      Aggregate Compensation
Name of Person, Position                                  from Registrant
================================================================================

Douglas C. Chamberlain, ** Trustee                              $0

James I. Ladge, ** Trustee and President                        $0

Jack W. Aber, * Trustee                                       $6,000

Grady B. Hedgespeth, * Trustee                                $6,000

John M. Cornish, * Trustee                                    $6,000

----------
*     Member of Audit and Nominating Committee.

** "Interested person," as defined in the 1940 Act, of the Trust because of their affiliation with Appleton Partners, Inc., the Trust's investment adviser.

Trustees' Ownership of Trust Shares (as of December 31, 2004)

                                            Dollar Range of Equity
           Name of Trustee                  Securities in the Equity Growth Fund
================================================================================
DISINTERESTED TRUSTEES

           Jack W. Aber                             $10,001 - $50,000

           John M. Cornish                               None

           Grady B. Hedgespeth                           None

INTERESTED TRUSTEES

           James I. Ladge                             Over $100,000

           Douglas C. Chamberlain                     Over $100,000

THE INVESTMENT ADVISER

      Appleton Partners, Inc. (the "Adviser") is the Fund's investment adviser and a registered investment adviser under the Investment Advisers Act of 1940. Mr. Chamberlain is a controlling shareholder and a principal of the Adviser, and, as such, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the advisory agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets.

      Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund other than brokerage commissions, extraordinary items, interest and taxes to the extent annual Fund operating expenses exceed 1.50% of the Fund's average daily net assets. The Adviser has agreed to maintain these expense limitations with regard to the Fund through December 31, 2005. During the fiscal year ended December 31, 2002, the Adviser waived all of its advisory fees ($46,651) and reimbursed the Fund for $85,082 of other operating expenses. During the fiscal year ended December 31, 2003, the Adviser waived all of its advisory fees ($48,173) and reimbursed the Fund for $87,871 of other operating expenses. During the fiscal year ended December 31, 2004, the Advisor waived all of its advisory fees $61,168 and reimbursed the Fund for $70,725 of all other operating expenses.

      In considering whether to approve the continuation of the Advisory Agreement between the Trust and the Adviser, the Board of Trustees requested, and the Adviser furnished, information necessary for a majority of the Trustees, including a majority of the Trustees who are not considered "interested persons" of the Trust, as that term is defined in the 1940 Act, to make the determination that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders. The Board also considered its fiduciary duties in connection with the consideration of the Advisory Agreement in reviewing a memorandum prepared by its legal counsel. In re-approving the Advisory Agreement, and in evaluating the fairness of the compensation to be received by the Adviser pursuant to the Agreement, the Board considered the overall quality of the Adviser's services in light of the fees paid by the Trust. Specifically the Board's analysis focused on the following. The Board reviewed information concerning the financial condition of the Advisor, information regarding Fund investments and comparative information of the Fund's performance relative to other funds with similar investment approaches in considering the qualifications, performance and nature and quality of service of the Advisor. The Board also reviewed comparative information of the fees charged by the Advisor relative to a sample of fees charged to similarly managed funds to consider the costs of providing service to the Fund and evaluate the Advisor's fees. The Board discussed with representatives of the Advisor, among other things, the costs and fees of the Advisor in providing services to the Fund. In addition, the Board considered the possibility of ancillary benefits to the Advisor, the existence of economics of scale that might be reflected in fee rates or schedules by means of breakpoints or other measures and the profitability of the relationship between the Trust and the service providers. After consideration of, and based on, the foregoing the Board determined that the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

      The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Fund's shares to the extent that such expenses are not assumed by the Fund under its plan of distribution (see below). The Adviser pays the compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser.

      By its terms, the Trust's advisory agreement was initially approved for a period of two years and will remain in force from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

PORTFOLIO MANAGERS COMPENSATION

      Compensation for James Ladge is not predicated on Fund assets or fund performance. Mr. Ladge is paid a fixed salary and a discretionary bonus based on the Adviser's profitability during its fiscal year. Compensation for Jonathan Noonan is based on a fixed annual salary and discretionary bonus structure based on the overall assets of Mr. Noonan's other (private) accounts. Mr. Noonan receives no compensation for his work on the Fund.

PORTFOLIO MANAGER HOLDINGS

      Portfolio Managers are encouraged to own shares of the Funds they manage. The following table indicates the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of December 31, 2004.

-------------------------------------------------------------------------------------------------------------------
    Portfolio Manager          $1-         $10,001-       $50,001-      $100,001-      $500,001-         Over
                             $10,000        $50,000       $100,000      $500,000       $1,000,000     $1,000,000
-------------------------------------------------------------------------------------------------------------------
       James Ladge                                                          X
-------------------------------------------------------------------------------------------------------------------
     Jonathan Noonan                                                        X
-------------------------------------------------------------------------------------------------------------------

OTHER PORTFOLIO MANAGER INFORMATION

      There are no conflicts of interest between the Fund and the Portfolio Manager's responsibilities to other accounts. There is no conflict of interest because all accounts that are managed by Mr. Ladge and secondarily by Mr. Noonan use the same strategies as the Fund and therefore invest in the same types of securities. The securities that they invest in are common stocks of readily available securities and do not present allocation issues.

The following tables indicate the number of accounts and assets under management (in millions) for each type of account as of December 31, 2004.

James Ladge, primary portfolio manager for the Appleton Equity Growth Fund:

----------------------------------------------------------------------------------------------------------------------
                                       Number of Accounts                          Assets Under Management
----------------------------------------------------------------------------------------------------------------------
      Account Type                Total               Subject to a               Total              Subject to a
                                                    Performance Fee                                Performance Fee
----------------------------------------------------------------------------------------------------------------------
 Registered Investment              1                      0                      $6                      0
       Companies
----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment             0                      0                       0                      0
        Vehicles
----------------------------------------------------------------------------------------------------------------------
     Other Accounts                60                      0                     $129                     0
----------------------------------------------------------------------------------------------------------------------

Jonathan Noonan, secondary portfolio manager for the Appleton Equity Growth
Fund:

----------------------------------------------------------------------------------------------------------------------
                                       Number of Accounts                          Assets Under Management
----------------------------------------------------------------------------------------------------------------------
      Account Type                Total               Subject to a               Total              Subject to a
                                                    Performance Fee                                Performance Fee
----------------------------------------------------------------------------------------------------------------------
 Registered Investment              1                      0                      $6                      0
       Companies
----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment             0                      0                       0                      0
        Vehicles
----------------------------------------------------------------------------------------------------------------------
     Other Accounts                60                      0                      $63                     0
----------------------------------------------------------------------------------------------------------------------

PROXY VOTING GUIDELINES

Written guidelines have been established for proxy voting by the Board of Trustees of the Fund, whether voted by the Fund or its investment adviser. The purpose of these guidelines is simple: to promote the accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to increase disclosure of a company's business and operations.

The proxy voting guidelines generally address proposals submitted to shareholders of six types:

1. Proposals seeking approval of equity-based compensation, including stock option plans.

2.    Proposals relating to changes in corporate control.

3.    Proposals that affect shareholder rights, including voting rights

4.    Proposals for the election of directors

5.    Proposals relating to social and corporate responsibility issues

6. Proposals for the approval of independent registered public accounting firm

Equity-based Compensation Plans

In general, the Fund agrees with the use of reasonably designed stock-related compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. It will consider the dilutive effects, pricing and re-pricing issues and other factors in voting on specific proposals.

Corporate Control

The Fund generally opposes measures that are designed to prevent or obstruct corporate takeovers. Such measures tend to entrench current management. We believe the active trading of a company's securities and the potential transfer of corporate control through takeover - hostile or otherwise - must generally be permitted to occur. In the case of shareholder rights plan, often referred to as "poison pills", we believe the best approach is for the company to put its case to shareholders by letting them vote on a plan. We will carefully review proposals to increase capital stock and generally oppose so-called "blank check" preferred stock. We favor non-classified boards of directors.

Shareholder Rights

The Fund views the exercise of shareholders' rights - including the rights to act by written consent, to call special meetings and to remove directors - to be fundamental to corporate governance. We generally favor cumulative voting and confidential voting and oppose supermajority voting and dual class capitalization.

Election of the Board of Directors

The Fund believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

Corporate and Social Policy Issues

The Fund believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by a company's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. Ordinarily the Fund would not vote for such proposals unless supported by management.

Approval of Independent Registered Public Accounting Firm

The Fund believes that the relationship between the company and its auditors should be limited primarily to the audit engagement although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

Potential Conflicts of Interest

In the event that any matter for which a proxy is solicited creates a potential conflict of interest between interests of the shareholders of the Fund, on the one hand, and any affiliated person of the Fund, on the other, the voting of such proxy will be referred to the Trustees of the Fund who are not "interested persons" of the Fund as such term is defined under the Investment Company Act of 1940 (the "Independent Trustees"); if the potential conflict is with an independent Trustee, such Trustee will abstain from voting on the matter.

The foregoing is a summary. A copy of the complete Proxy Voting Guidelines and, when available, the Fund's voting record may be obtained by calling the toll free number in the address set forth on the cover page of this Statement of Additional Information and at the web site of the Securities and Exchange Commission (www.sec.gov).

THE DISTRIBUTOR

      IFS Fund Distributors, Inc. (the "Distributor"), 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, is the Trust's principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the Fund's shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. Tina H. Bloom is an officer of both the Distributor and the Trust.

DISTRIBUTION PLAN

      The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the Fund's average daily net assets. Unreimbursed expenses will not be carried over from year to year. For the fiscal year ended December 31, 2004, the Fund incurred $15,292 of distribution expenses under the Plan, all of which were reimbursed by the Adviser.

      Agreements implementing the Plan (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Fund's shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

      The continuance of the Plan and Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

      In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not "interested persons" of the Trust are committed to the discretion of the Independent Trustees during such period.

SECURITIES TRANSACTIONS

      Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser will give primary consideration to securing the best price and execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal years ended December 31, 2002, 2003 and 2004 the Fund paid brokerage commissions of $10,204, $9,480, and $6,757, respectively.

      The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

      Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

      The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Fund may effect securities transactions that are executed on a national securities exchange or in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.

      On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

      Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which permits Fund personnel to invest in securities for their own accounts. The Code of Ethics adopted by each of the Trust, the Adviser and the Distributor is on public file with, and available from, the SEC.

PORTFOLIO TURNOVER

      The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. For the fiscal year ended December 31, -- 2004, the Fund's portfolio turnover rate was 40%.

      Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

DISCLOSURE OF PORTFOLIO HOLDINGS

      The Appleton Funds have adopted policies and procedures for disclosing the Fund's portfolio securities to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Fund's Chief Compliance Officer. No compensation will be received by the Fund, the Adviser, or any other party in connection with the disclosure of information about portfolio securities. The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1) For use in preparing and distributing routine periodic reporting to market data agencies (For example: Morningstar, Lipper, Bloomberg, Standard & Poor's and Thompson Financial);

      2) A request by executive officers of the Adviser for routine oversight and management purposes;

      3) For use in preparing and distributing routine shareholder reports, including disclosure to Ernst & Young LLP, (the Trust's independent registered public accounting firm who maintains a trading confidentiality agreement for any items they review).

      Employees of the Adviser that are access persons under the Fund's Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, the custodian of the Fund's assets and the Fund's accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis.

      The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Adviser, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

CALCULATION OF SHARE PRICE

      The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

TAXES

      The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

      The Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2004, the Fund had the following capital loss carryforwards for Federal income tax purposes:

                   Amount             December 31,
                   ------------       ------------
                   $    247,566       2009
                   $  1,650,125       2010
                   $    367,121       2011
                   ------------
                   $  2,264,812
                   ============

      As of December 31, 2004 the Fund had a post-October loss of $3,959. These capital loss carryforwards and post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one-year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      The Trust is required to withhold and remit to the U.S. Treasury a portion (28%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND

      Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any ninety-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

      From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                          n
                                 P (1 + T) = ERV

Where:

      P      = a hypothetical initial payment of $1,000

      T      = average annual total return

      n      = number of years

      ERV    = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10-year periods (or fractional portion thereof)

      The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Fund for the periods ended December 31, 2004 are as follows:

      1 Year                                           7.04%
      Inception
      (Since 12/31/00)                                -9.02%

      The Fund may also advertise total return (a "nonstandardized quotation"), which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The total returns of the Fund as calculated in this manner for the periods ended December 31, 2004 are as follows:

      1 Year                                           7.04%
      Inception
      (Since 12/31/00)                               -31.49%

      A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

      The Fund may advertise average annual total return after taxes on distributions. Average annual total return after taxes on distributions will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

               n
      P (1 + T) = ATV
                     D

Where:

      P      = a hypothetical initial payment of $1,000.

      T      = average annual total return (after taxes on distributions).

      n      = number of years

      ATV    = ending value of a hypothetical $1,000 payment made at the
         D beginning of the 1, 5, or 10-year periods at the end of the 1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

      The calculation of average annual total return after taxes on distributions assumes the reinvestment of all dividends and distributions, less the taxes due on such distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Fund after taxes on distributions for the periods ended December 31, 2004 are as follows:

      1 Year                                           6.99%
      Inception
      (Since 12/31/00)                                -9.03%

      The Fund may advertise average annual total return after taxes on distributions and redemption. Average annual total return after taxes on distributions and redemption will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

                                        n
                               P (1 + T) = ATV
                                              DR

  Where:

      P      = a hypothetical initial payment of $1,000.

      T      = average annual total return (after taxes on distributions and redemption).

      n      = number of years

      ATV    = ending value of a hypothetical $1,000 payment made at the
         DR beginning of the 1, 5, or 10-year periods at the end of the 1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions and redemption.

      The calculation of average annual total return after taxes on distributions and redemption assumes the reinvestment of all dividends and distributions, less the taxes due on such distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Fund after taxes on distributions and redemption for the periods ended December 31, 2004 are as follows:

      1 Year                                4.64%
      Inception
      (Since 12/31/00)                     -7.49%

      From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                           Yield = 2[(a-b/cd +1) -1]

Where:

      a      = dividends and interest earned during the period

      b      = expenses accrued for the period (net of reimbursements)

      c      = the average daily number of shares outstanding during the period that were entitled to receive dividends

      d      = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for December 2004 was 0.07%.

      The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

      To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare Fund performance to performance reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

      Lipper Mutual Fund Performance Analysis ("Lipper") measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. Morningstar, Inc. ("Morningstar") is an independent rating service that publishes bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks. The Fund may provide comparative performance information as published in Lipper and Morningstar. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index and the Dow Jones Industrial Average. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange.

      In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS

      As of April 4, 2005, the following shareholders owned of record or beneficially 5% or more of the Fund's shares:

--------------------------------------------------------------------------------
Shareholder                      Share Balance      Amount      Percentage
                                                                   Owned
--------------------------------------------------------------------------------
Turtle & Company                  94,883.943     $647,108.49       9.43%
Box 5489
Boston, MA 02206
--------------------------------------------------------------------------------
Bowdoin & Company                404,249.563   $2,756,982.02      40.16%
Terrace Dugan
45 Milk Street 9th Floor
Boston, MA 02109
--------------------------------------------------------------------------------
Jupiter & Co                     105,658.955     $720,594.07      10.50%
PO Box 9130
Mail COD
Boston, MA 02116
--------------------------------------------------------------------------------
Fox & Co                          86,164.677     $587,643.10       8.56%
PO Box 976
New York, NY 10268
--------------------------------------------------------------------------------
State Street Bank CUST           143,172.863     $976,438.93      14.22%
Appleton Partners 401K
801 Pennsylvannia
Kansas City, MO 64105
--------------------------------------------------------------------------------

* May be deemed to "control" the Fund, as that term is defined in the 1940 Act, due to ownership of greater than 25% of the Fund's shares.

      As of April 4, 2005, the Trustees and officers of the Fund as a group owned of record or beneficially less than 2% of the outstanding shares of the Fund.

CUSTODIAN

      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as Custodian for the Fund's investments. U.S. Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The firm of Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202 has been selected as independent auditors for the Fund for the fiscal year ending December 31, 2005 . Ernst & Young LLP performs an annual audit of the Trust's financial statements and advises the Fund as to certain accounting matters.

INTEGRATED FUND SERVICES, INC.

      The Trust has retained Integrated Fund Services, Inc. ("Integrated"), 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, to act as its transfer agent. Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Fund, Integrated receives a monthly per account fee from the Fund, plus out-of-pocket expenses.

      Integrated also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Integrated to perform its duties, the Fund pays Integrated a monthly fee based on the Fund's net assets and reimburses Integrated for the cost of external pricing services and other out-of-pocket expenses.

      Integrated also provides administrative services to the Fund. In this capacity, Integrated supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Integrated supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. The Fund pays Integrated a monthly administrative service fee based on its average daily net assets, plus out-of-pocket expenses. During the fiscal periods ended December 31, 2002, 2003 and 2004, the Fund paid administrative fees of $24,000, $24,000 and $24,000, respectively.

ANNUAL REPORT

      The financial statements included in the Fund's Annual Report as of December 31, 2004, which financial statements have been audited by Ernst & Young LLP, are incorporated herein by reference.